SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JANUARY 25, 2005

NORTHWEST BIOTHERAPEUTICS, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE (STATE OR OTHER JURISDICTION OF INCORPORATION)	0-33393 (COMMISSION FILE NUMBER)	94-3306718 (I.R.S. EMPLOYER IDENTIFICATION NO.)

22322 20th Avenue SE, Suite 150, Bothell, WA 98021
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE (425) 608-3000

INAPPLICABLE
(FORMER NAME OR FORMER ADDRESS IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 Changes in Registrant’s Certifying Accountant.

Northwest Biotherapeutics, Inc. (the “Company”) filed a Form 8-K on January 31, 2005 (the “Initial 8-K”) reporting the resignation of KPMG LLP as the Company’s independent auditors. In connection with the Initial 8-K, the Company provided KPMG LLP with a copy of the disclosure the Company made with respect to the change in accountants. The Company requested that KPMG LLP furnish the Company with a letter addressed to the Securities and Exchange Commission (“SEC”) stating whether KPMG LLP agreed with such disclosure. On January 31, 2005, the Company received a copy of the letter addressed to SEC from KPMG LLP. The letter is attached as Exhibit 16.1 hereto.

ITEM 9.01 Financial Statements and Exhibits

(c)	Exhibits.

16.1	Letter from KPMG LLP to the Securities and Exchange Commission dated January 31, 2005.

 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHWEST BIOTHERAPEUTICS, INC.
By	/s/ Alton Boynton
Alton L. Boynton
President

Dated: February 2, 2005

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